SEMIANNUAL REPORT

                             World Bond Fund

                             April 30, 1998


TRUSTEES
Edward J. Boudreau, Jr.
Dennis S. Aronowitz
Richard P. Chapman, Jr.*
William J. Cosgrove
Douglas M. Costle
Leland O. Erdahl
Richard A. Farrell
Gail D. Fosler
William F. Glavin
Anne C. Hodsdon
Dr. John A. Moore
Patti McGill Peterson
John W. Pratt*
Richard S. Scipione
Edward J. Spellman*
*Members of the Audit Committee

OFFICERS
Edward J. Boudreau, Jr.
Chairman and Chief Executive Officer
Robert G. Freedman
Vice Chairman and
Chief Investment Officer
Anne C. Hodsdon
President and Chief Operating Officer
James B. Little
Senior Vice President and
Chief Financial Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Second Vice President and
Compliance Officer

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803



[A 1 1/4" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right next to third paragraph.]

CHAIRMAN'S MESSAGE

DEAR FELLOW SHAREHOLDERS:

During the last decade, investors have become used to seeing stock market returns averaging 15% or so each year. In the past three years, the stock market has treated us to a record run, producing annual returns in excess of 20%.

After such a long and remarkable performance, many began this year wondering what the market would do for an encore in 1998. The answer so far has been more of the same. This achievement continues to bolster many investors' convictions that the market will produce these results forever, or, in the worst case, that market declines will always be short-lived. While the economy remains solid and the environment favorable, history and reason tell us it's a highly unlikely scenario.

This doesn't mean we know what the market will do next, or that it's riding for a fall. But after such a run, even in this "new era" of strong economic growth with low inflation, we believe it would be wise for investors to set more realistic expectations. As we've said before, markets do indeed move in two directions, even though we've seen "up" much more than "down" recently. Over the long term, the market's historical results have been more in the 10% per year range, which is still a solid result, considering it has been produced despite wars, depressions and other social upheavals along the way.

In addition to adjusting, or at least re-examining expectations, now could also be a good time to review with your investment professional how your assets are diversified, perhaps with an eye toward a more conservative approach. Stocks, especially with their outsized gains of the last three years, might have grown to represent a larger piece of your portfolio than you had originally intended, given your objectives, time horizon and risk level.

At John Hancock Funds, our goal is to help you reach your financial objectives and maintain wealth. One way we can do that is by helping you keep your feet on the ground as you pursue your dreams.

Sincerely,

/S/ EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER



[A 2 1/2" x 2 3/4" photo at bottom right of page of fund portfolio managers. Caption reads "Lawrence Daly (r) and Anthony Goodchild (l), Portfolio Managers".]

BY LAWRENCE J. DALY AND ANTHONY A. GOODCHILD, PORTFOLIO MANAGERS

John Hancock
World Bond Fund

Bond markets make comeback after Asian contagion

For world bond markets, it has been neither the best of times nor the worst of times. In the United States, bond markets did fairly well as investors sought liquidity and stability following the Asian financial crisis. Near-perfect economic conditions kept bond prices stable with yields on the 10-year Treasury moving from 5.60% in early November to 5.70% in late April. In continental Europe, bonds did better than expected. Initially interest rates seemed headed up from low levels, given the fact that many European economies were gaining steam and converging to launch a single currency. Instead interest rates stayed surprisingly low throughout the first quarter of 1998, sending European bond prices sailing. Fueled by a combination of high relative yields, strong economic growth and low inflation, bonds in the United Kingdom outperformed those in core Europe. By contrast, Japan's bond markets suffered from a stagnant economy and low yields.

Emerging-market bonds everywhere tumbled when Southeast Asia's problems surfaced last October. But markets that made an effort to put their financial houses in order soon rebounded. Among the biggest gainers in the new year were bonds in various Latin American countries, including Brazil and Panama. Still, volatility continued with a major disruption in February when currencies in Korea, Indonesia, and Thailand depreciated against the dollar.

"In the United
States, bond
markets did
fairly well... "



Performance review

The J.P. Morgan Global Government Bond Index -- a benchmark for global bond performance -- returned 1.20% for the six months ended April 30, 1998. In the same period, John Hancock World Bond Fund's Class A and Class B shares had total returns of 1.28% and 0.93%, respectively, at net asset value. Keep in mind that your net asset value return will be different from this performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Please see pages six and seven for longer-term performance information.

[Pie chart at top of left hand column with the heading "Portfolio
Diversification". The chart is divided into 5 sections from top, left to right: Short-Term Investments & Other 5%; South Korea 1%; Latin America 10%; United Kingdom 9%; United States 75%. A note below the chart reads "As a percentage of net assets on April 30, 1998".]

The Fund lagged the average global income fund, which had a total return of 3.26%, according to Lipper Analytical Services, Inc.1 This was mainly because we were not invested in continental Europe when bonds there rallied in the first quarter. In addition, we had a lower-than-average investment in emerging markets when they rebounded. These decisions offset several positive moves that benefited the Fund. To start, the bulk of the Fund's net assets were in U.S. government bonds, which protected us in the aftermath of the Asian crisis. The investments we made in the United Kingdom and Latin America served the Fund well, even if we didn't have enough of them. And avoiding Japan was the right decision. In terms of currency, the Fund had 86% of its net assets in U.S. dollar-denominated bonds by the period's end. This boosted performance, as the dollar appreciated against both the yen and the mark over the period. In addition, the Fund had a 10% stake in the British pound, which neither depreciated nor appreciated against the dollar. Trading other currencies, including the mark and South African rand, at opportune times also helped.

"In the new
year, we
increased our
investment
in emerging-
market
bonds... "

[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is U.S. Treasuries followed by an arrow pointing to the left and right with the phrase "Little change in interest rates". The second listing is Latin American bonds followed by an up arrow and the phrase "Monetary and fiscal policy improvements". The third listing is U.K. bonds followed by an up arrow and the phrase "High (after-inflation) interest rates". A note below the table reads "See "Schedule of Investments." Investment holdings are subject to change."]

Bias toward U.S. bonds

Given the volatility in world bond markets last fall, U.S. bonds seemed like the best place to be. In addition, the lack of growth prospects outside the United States, and higher interest rates here than in Japan and Germany made U.S. bonds a good value. Expecting exports to Asia to slow substantially, investors thought bonds might get an added boost from the Federal Reserve's lowering interest rates to stimulate the economy. For all these reasons, we built our stake in U.S. government bonds to 75% of the Fund's net assets at the end of April, up from 55% six months earlier. Most of what we owned were U.S. Treasuries with five- to seven-year maturities. In addition, we had a small investment in mortgage-backed securities issued by Federal Home Loan Mortgage Corpora-tion (FHLMC). Like Treasuries, FHLMCs carry the highest credit quality ratings of AAA. They also have slightly higher yields than Treasuries.

We kept our 9% stake in U.K. government bonds because yields there were higher than in the rest of Europe. These bonds remain attractive, given the possibility that the U.K. might have to slow its economy or may decide to join the European Economic and Monetary Union. Either scenario would lower interest rates and push bond prices up. The rest of Europe didn't seem as attractive, with interest rates at low levels and poised to rise. By avoiding core Europe, however, we missed the bond rally there during the first quarter. We're hoping that by year-end, U.S. bonds will have gained enough ground to compensate us for missing this short-term opportunity.

Following the crisis in Asian financial and currency markets late last October, we trimmed our stake in emerging-market bonds to 5% of the Fund's net assets, down from 24%. We focused on stability and liquidity, retaining only dollar-denominated government bonds and eliminating corporate bonds. Among the bond markets we liked were Brazil, Mexico, and Argentina. In the new year, we increased our investment in emerging-market bonds to 13% of the Fund's net assets by the end of April.

[Bar chart at top of left hand column with the heading "Fund Performance". Under the heading is a note that reads "For the six months ended April 30, 1998". The chart is scaled in increments of 1% with 4% at the top and 0% at the bottom. The first bar represents the 1.28% total return for the John Hancock World Bond Fund Class A. The second bar represents the 0.93% total return for John Hancock World Bond Fund Class B, and the third bar represents the 3.26% total return for the average global income fund. A note below the chart reads "Total returns for John Hancock World Bond Fund are at net asset value with all distributions reinvested. The average global income fund is tracked by Lipper Analytical Services, Inc. (1). See the following two pages for historical performance information."]

Caution ahead

We're cautious on world bond markets for several reasons. Our main concern is Japan and whether or not it can implement real structural reform that will propel the economy out of recession and aid the rest of the Pacific Basin. Japan controls about 50% of the world's savings, so what Japan does will affect financial markets everywhere. In the United States, we're concerned that the Federal Reserve might decide to raise interest rates if the economy doesn't slow as expected. This, in turn, would hurt bond prices. In emerging markets, volatility will continue as political and fiscal issues buffet the financial markets. And there's still a lot of uncertainty around how the euro -- Europe's new single currency -- will play out.

Given these concerns, we plan to maintain a defensive strategy for now geared toward protecting the Fund from major market explosions. For the time being, we'll keep the Fund's high stake in U.S. government bonds, along with smaller stakes in the U.K. and Latin America. We may add slightly to our investments in mortgage-backed securities and in emerging markets. In particular, we'll look for buying opportunities in strong countries where prices have fallen unfairly. Only when prospects further improve outside the United States will we consider a substantial shift in assets.

"... we plan
to maintain
a defensive
strategy
for now..."

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting.

1Figures from Lipper Analytical Services, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock World Bond Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 4.50%. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please see your prospectus for a discussion of the risks associated with international investing, including currency and political risks and differences in accounting standards and financial reporting.

CLASS A
For the period ended March 31, 1998

                                                               SINCE
                                          ONE        FIVE    INCEPTION
                                         YEAR       YEARS     (1/3/92)
                                      ---------   ---------  ---------
Cumulative Total Returns                 0.93%      22.59%     23.56%
Average Annual Total Returns             0.93%       4.16%      3.45%

CLASS B
For the period ended March 31, 1998

                                          ONE        FIVE       TEN
                                         YEAR        YEARS     YEARS
                                      ---------   ---------  ---------
Cumulative Total Returns                (0.05%)     22.58%     77.30%
Average Annual Total Returns            (0.05%)      4.16%      5.89%

YIELDS
As of April 30, 1998

                                                 SEC 30-DAY
                                                    YIELD
                                                 ----------
John Hancock World Bond Fund: Class A               4.13%
John Hancock World Bond Fund: Class B               3.62%



WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in the John Hancock World Bond Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Salomon Brothers World Government Bond Index -- an unmanaged index that provides a benchmark for bond market performance on a worldwide basis. Past performance is not indicative of future results.

[Line chart with the heading World Bond Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the Salomon Brothers World Government Bond Index and is equal to $15,488 as of April 30, 1998. The second line represents the value of the hypothetical $10,000 investment made in the World Bond Fund on January 3, 1992, before sales charge, and is equal to $12,982 as of April 30, 1998. The third line represents the World Bond Fund, after sales charge, and is equal to $12,398 as of April 30, 1998. ]

[Line chart with the heading World Bond Fund Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund.
Within the chart are two lines. The first line represents the value of the Salomon Brothers World Government Bond Index and is equal to $23,600 as April 30, 1998. The second line represents the value of the hypothetical $10,000 investment made in the World Bond Fund on December 31, 1991, before sales charge, and is equal to $20,166 as of April 30, 1998. ]

*No contingent deferred sales charge applicable.



Financial Statements

John Hancock Funds - World Bond Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on April 30, 1998. You'll also find the net asset value and the maximum offering price per share as of that date.


Statement of Assets and Liabilities
April 30, 1998 (Unaudited)
---------------------------------------------------------------------------------
Assets:
Investments at value - Note C:
Bonds (cost - $41,154,031)                                            $42,077,830
Options (cost - $50,444)                                                   55,632
Short-term investments (cost - $10,582,880) - Note A                   10,582,880
                                                                      -----------
                                                                       52,716,342
Cash                                                                      199,196
Receivable for investments sold                                           324,311
Receivable for closed forward foreign currency
exchange contracts - Note A                                                65,169
Receivable for shares sold                                                    339
Interest receivable                                                       661,627
Other assets                                                                9,316
                                                                      -----------
Total Assets                                                           53,976,300
---------------------------------------------------------------------------------
Liabilities:
Payable for investments purchased                                         496,536
Payable for closed forward foreign currency exchange
contracts - Note A                                                         72,262
Dividend payable                                                            5,374
Payable for shares repurchased                                             22,239
Payable upon return of securities on loan - Note A                      9,476,880
Payable to John Hancock Advisers, Inc.
and affiliates - Note B                                                    53,460
Accounts payable and accrued expenses                                      58,250
                                                                      -----------
Total Liabilities                                                      10,185,001
---------------------------------------------------------------------------------
Net Assets:
Capital paid-in                                                        45,031,645
Accumulated net realized loss on investments and
foreign currency transactions                                          (1,537,052)
Net unrealized appreciation of investments, options
and foreign currency transactions                                         931,028
Distributions in excess of net investment income                         (634,322)
                                                                      -----------
Net Assets                                                            $43,791,299
=================================================================================
Net Asset Value Per Share:
(Based on net asset values and shares of beneficial
interest outstanding - unlimited number of shares
authorized with no par value)
Class A - $26,934,070 / 3,015,855                                           $8.93
=================================================================================
Class B - $16,857,229 / 1,887,510                                           $8.93
=================================================================================
Maximum Offering Price Per Share*
Class A - ($8.93 x 104.71%)                                                 $9.35
=================================================================================
* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

See notes to financial statements.





The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Six months ended April 30, 1998 (Unaudited)
----------------------------------------------------------------------------------
Investment Income:
Interest (including income on securities loaned
of $12,568)                                                             $1,577,854
                                                                        ----------
Expenses:
Investment management fee - Note B                                         182,511
Distribution and service fee - Note B
Class A                                                                     42,489
Class B                                                                    100,781
Transfer agent fee - Note B                                                 70,438
Custodian fee                                                               32,160
Auditing fee                                                                24,894
Registration and filing fees                                                 9,155
Printing                                                                     6,842
Financial services fee - Note B                                              4,300
Miscellaneous                                                                3,085
Trustees' fees                                                               1,610
Legal fees                                                                     840
Interest expense - Note A                                                      415
                                                                        ----------
Total Expenses                                                             479,520
----------------------------------------------------------------------------------
Net Investment Income                                                    1,098,334
----------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments,
Options and Foreign Currency Transactions:
Net realized gain on investments sold                                      580,136
Net realized loss on foreign currency transactions                        (470,778)
Change in net unrealized appreciation/depreciation
of investments and options                                                (148,498)
Change in net unrealized appreciation/depreciation
of foreign currency transactions                                          (530,859)
                                                                        ----------
Net Realized and Unrealized
Loss on Investments, Options
and Foreign Currency
Transactions                                                              (569,999)
----------------------------------------------------------------------------------
Net Increase in Net Assets
Resulting from Operations                                                 $528,335
==================================================================================

See notes to financial statements.





Statement of Changes in Net Assets
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                            SIX MONTHS ENDED
                                                                                           YEAR ENDED         APRIL 30, 1998
                                                                                         OCTOBER 31, 1997       (UNAUDITED)
                                                                                        -----------------    ----------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income                                                                       $3,363,664            $1,098,334
Net realized gain (loss) on investments sold and foreign currency transactions              (2,191,124)              109,358
Change in net unrealized appreciation/depreciation
of investments and foreign currency transactions                                               498,811              (679,357)
                                                                                           -----------           -----------
Net Increase in Net Assets Resulting from Operations                                         1,671,351               528,335
                                                                                           -----------           -----------
Distributions to Shareholders:
Distributions from net investment income
Class A - ($0.2580 and $0.2133 per share, respectively)                                       (786,477)             (679,492)
Class B - ($0.2269 and $0.1824 per share, respectively)                                       (838,142)             (418,842)
Distributions in excess of net investment income
Class A - ($0.0180 and none per share, respectively)                                           (55,023)                   --
Class B - ($0.0159 and none per share, respectively)                                           (58,638)                   --
Distributions from capital paid-in
Class A - ($0.2580 and none per share, respectively)                                          (786,847)                   --
Class B - ($0.2270 and none per share, respectively)                                          (838,537)                   --
                                                                                           -----------           -----------
Total Distributions to Shareholders                                                         (3,363,664)           (1,098,334)
                                                                                           -----------           -----------
From Fund Share Transactions - Net:*                                                       (18,700,439)           (8,680,042)
                                                                                           -----------           -----------
Net Assets:
Beginning of period                                                                         73,434,092            53,041,340
                                                                                           -----------           -----------
End of period (including distributions in excess
of net investment income of $634,322 and
$634,322, respectively)                                                                    $53,041,340           $43,791,299
                                                                                           ===========          ============
* Analysis of Fund Share Transactions:
                                                                                                     SIX MONTHS ENDED
                                                                YEAR ENDED                            APRIL 30, 1998
                                                            OCTOBER 31, 1997                            (UNAUDITED)
                                                     ------------------------------           -------------------------------
                                                       SHARES               AMOUNT              SHARES               AMOUNT
                                                     ----------          -----------          ---------           -----------
CLASS A
Shares sold                                          1,140,051           $10,428,710           301,487            $2,707,075
Shares issued to shareholders in
reinvestment of distributions                          103,224               942,480            42,103               376,316
                                                    ----------           -----------         ---------           -----------
                                                     1,243,275            11,371,190           343,590             3,083,391
Less shares repurchased                             (1,005,157)           (9,195,414)         (533,822)           (4,782,715)
                                                    ----------           -----------         ---------           -----------
Net increase (decrease)                                238,118            $2,175,776          (190,232)          ($1,699,324)
                                                    ==========           ===========         =========           ===========
CLASS B
Shares sold                                            152,134            $1,401,591            21,141              $189,984
Shares issued to shareholders
in reinvestment of distributions                        83,206               761,099            21,022               187,906
                                                    ----------           -----------         ---------           -----------
                                                       235,340             2,162,690            42,163               377,890
Less shares repurchased                             (2,516,064)          (23,038,905)         (820,596)           (7,358,608)
                                                    ----------           -----------         ---------           -----------
Net decrease                                        (2,280,724)         ($20,876,215)         (778,433)          ($6,980,718)
                                                    ==========           ===========         =========           ===========

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment and foreign currency gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

See notes to financial statements.





Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
---------------------------------------------------------------------------------------------------------------------------------
                                                                YEAR ENDED OCTOBER 31,                          SIX MONTHS ENDED
                                          --------------------------------------------------------------------    APRIL 30, 1998
                                            1993          1994         1995           1996           1997          (UNAUDITED)
                                          --------      --------     --------       --------      --------       ---------------
CLASS A
Per Share Operating Performance
Net Asset Value, Beginning of Period       $9.76         $9.62        $8.85           $9.30         $9.28              $9.03

Net Investment Income                       0.76          0.64(2)      0.57(2)         0.51(2)       0.53(2)            0.21(2)
Net Realized and Unrealized Gain
(Loss) on Investments,
Options, Financial Futures Contracts and
Foreign Currency Transactions              (0.10)        (0.78)         0.48          (0.02)        (0.25)             (0.10)
                                         -------        ------       -------        -------       -------            -------
Total from Investment Operations            0.66         (0.14)         1.05           0.49          0.28               0.11
                                         -------        ------       -------        -------       -------            -------
Less Distributions:
Distributions from Net Investment Income   (0.38)        (0.11)        (0.59)         (0.50)        (0.25)             (0.21)
Distributions in Excess of
Net Investment Income                      (0.04)           --            --             --         (0.02)                --
Distributions from Capital Paid-In         (0.38)        (0.52)        (0.01)         (0.01)        (0.26)                --
                                         -------        ------       -------        -------       -------            -------
Total Distributions                        (0.80)        (0.63)        (0.60)         (0.51)        (0.53)             (0.21)
                                         -------        ------       -------        -------       -------            -------
Net Asset Value, End of Period             $9.62         $8.85         $9.30          $9.28         $9.03              $8.93
                                         =======        ======       =======        =======       =======            =======
Total Investment Return
at Net Asset Value(1)                       7.14%        (1.30%)       12.25%          5.48%         3.15%              1.28%(4)
Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                           $12,882        $8,949       $35,334        $27,537       $28,959            $26,934
Ratio of Expenses to
Average Net Assets                          1.46%         1.59%         1.48%          1.58%         1.68%(3)           1.68%(3,5)
Ratio of Net Investment Income
to Average Net Assets                       7.89%         7.00%         6.43%          5.54%         5.84%              4.80%(5)
Portfolio Turnover Rate                      363%          174%          263%           214%          153%                56%

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), distributions and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

See notes to financial statements.





Financial Highlights (continued)
---------------------------------------------------------------------------------------------------------------------------------
                                                               YEAR ENDED OCTOBER 31,                           SIX MONTHS ENDED
                                          --------------------------------------------------------------------    APRIL 30, 1998
                                            1993          1994         1995           1996           1997          (UNAUDITED)
                                          --------      --------     --------       --------      --------       ---------------
CLASS B
Per Share Operating Performance
Net Asset Value, Beginning of Period      $9.74          $9.62        $8.85          $9.30          $9.28            $9.03
                                       --------       --------      -------        -------        -------          -------
Net Investment Income                      0.72           0.59(2)      0.55(2)        0.45(2)        0.47(2)          0.18(2)
Net Realized and Unrealized Gain
(Loss) on Investments,
Options, Financial Futures Contracts
and Foreign Currency Transactions         (0.09)         (0.78)        0.44          (0.02)         (0.25)           (0.10)
                                       --------       --------      -------        -------        -------          -------
Total from Investment Operations           0.63          (0.19)        0.99           0.43           0.22             0.08
                                       --------       --------      -------        -------        -------          -------
Less Distributions:
Distributions from Net Investment Income  (0.33)         (0.06)       (0.53)         (0.44)         (0.23)           (0.18)
Distributions in Excess
of Net Investment Income                  (0.04)            --           --             --          (0.01)              --
Distributions from Capital Paid-In        (0.38)         (0.52)       (0.01)         (0.01)         (0.23)              --
                                       --------       --------      -------        -------        -------          -------
Total Distributions                       (0.75)         (0.58)       (0.54)         (0.45)         (0.47)           (0.18)
                                       --------       --------      -------        -------        -------          -------
Net Asset Value, End of Period            $9.62          $8.85        $9.30          $9.28          $9.03            $8.93
                                       ========       ========      =======        =======        =======          =======
Total Investment Return
at Net Asset Value(1)                      6.77%         (1.88%)      11.51%          4.78%          2.43%            0.93%(4)
Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                         $197,166       $114,656      $65,600        $45,897        $24,082          $16,857
Ratio of Expenses to Average
Net Assets                                 1.91%          2.17%        2.16%          2.25%          2.38%(3)         2.37%(3,5)
Ratio of Net Investment Income
to Average Net Assets                      7.45%          6.41%        6.03%          4.87%          5.13%            4.12%(5)
Portfolio Turnover Rate                     363%           174%         263%           214%           153%              56%

(1) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(2) Based on the average of the shares outstanding at the end of each month.

(3) Expense ratios do not include interest expense due to bank loans, which amounted to less than $0.01 per share.

(4) Not annualized.

(5) Annualized.

See notes to financial statements.





Schedule of Investments
April 30, 1998 (Unaudited)
------------------------------------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the World Bond Fund on April 30, 1998. It's divided into three main categories: bonds, options and short-term investments. The bonds are further broken down by currency denomination. Short-term investments, which represent the Fund's "cash" position, are listed last.


                                                  INTEREST       PAR  VALUE          MARKET
ISSUER, DESCRIPTION                                 RATE      (000'S) OMITTED)#       VALUE
--------------------                             ----------   -----------------    ----------
BONDS
British Pound Sterling (9.66%)
NTL, Inc., (United States)
Sr Deb 04-01-08 (R)                               9.500%            260             $434,492
United Kingdom Treasury,
Bond 12-07-07                                     7.250           2,060            3,796,716
                                                                                 -----------
                                                                                   4,231,208
                                                                                 -----------
U.S. Dollar (86.43%)
Federal Home Loan Mortgage Corp.,
Giant Mtg Part Cert 07-01-12                      7.000           $2,705           2,760,577
Federative Republic of Brazil, (Brazil),
Variable Rate Bond Ser A 01-01-01                 6.875*            525              512,075
Innova S. de R.L., (Mexico),
Sr Note 04-01-07                                 12.875             200              215,250
Petroleo Brasileiro S.A., (Brazil),
Bond 10-17-06 (R)                                10.000             500              525,000
Republic of Argentina, (Argentina),
Floating Rate Bond Ser FRB 03-31-05               6.625*            950              873,525
Republic of Costa Rica, (Costa Rica),
Deb 05-01-03 (R)                                  8.000             225              227,250
Republic of Korea, (South Korea),
Deb 04-15-03                                      8.750             300              300,558
Republic of South Africa, (South Africa),
Note 06-23-17                                     8.500             825              825,000
Republic of Venezuela, (Venezuela),
Floating Rate Bond Ser DL 12-18-07                6.813*            714              640,178
Telefonica de Argentina S.A., (Argentina),
Note 05-07-08 (R)                                 9.125             300              301,125
United Mexican States, (Mexico),
Global Bond 02-06-01                              9.750           1,000            1,057,500
United States Treasury,
Bond 11-15-27                                     6.125           2,000            2,046,240
Note 11-30-01                                     5.875           2,250            2,265,120
Note 02-28-02                                     6.250           1,600            1,631,248
Note 05-31-02                                     6.500           7,500            7,721,475
Note 10-31-02                                     5.750           6,000            6,015,000
Note 11-30-02                                     5.750           1,275            1,278,187
Note 10-15-06                                     6.500           5,520            5,783,911
Note 05-15-07                                     6.625           2,220            2,353,888
Note 08-15-07                                     6.125             500              513,515
                                                                                 -----------
                                                                                  37,846,622
                                                                                 -----------
TOTAL BONDS
(Cost $41,154,031)                                               (96.09%)         42,077,830
                                                                --------         -----------

                                                                EXPIRATION
                                                CURRENCY       DATE/STRIKE
                                                  SOLD            PRICE
                                                --------      -------------
OPTIONS
Japanese Yen                                 USD 5,765,000      March 99/             55,632
                                                                 140-150         -----------

TOTAL OPTIONS
(Premium Paid $50,444)                                             (0.13%)            55,632
                                                                --------         -----------

                                                INTEREST        PAR VALUE
                                                  RATE       (000s OMITTED)#
                                                --------     ---------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (2.52%)
Investment in a joint repurchase
agreement transaction with Toronto
Dominion Securities USA, Inc. -
Dated 4-30-98, due 5-01-98 (Secured by
U.S. Treasury Notes, 5.00% thru 9.125%,
due 2-15-99 thru 7-31-00) - Note A               5.500%           $1,106           1,106,000
                                                                                 -----------
Non-Cash Security Lending Collateral (4.96%)
Tri-Party Collateral which consists of various
U.S. Treasury Notes, 5.750% thru 6.625%,
due 10-31-02 thru 11-15-27**                                       2,174           2,173,627
                                                                                 -----------
Cash Equivalents (16.68%)
Navigator Securities Lending Prime Portfolio **                    7,303           7,303,253
                                                                                 -----------
TOTAL SHORT-TERM INVESTMENTS                                      (24.16%)        10,582,880
                                                                 --------        -----------
TOTAL INVESTMENTS                                                 (120.38%)       52,716,342
                                                                 --------        -----------
OTHER ASSETS AND LIABILITIES, NET                                  (20.38%)       (8,925,043)
                                                                 --------        -----------
TOTAL NET ASSETS                                                  (100.00%)      $43,791,299
                                                                 ========        ===========

 * Represents rate in effect on April 30, 1998.

** Represents investment of security lending collateral - Note A.

 # Par value of non-US$ denominated foreign bonds is expressed in local currency for each country listed.

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to
    $1,487,867 or 3.40% of the Fund's net assets as of April 30, 1998.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the
Fund.

See notes to financial statements.





Portfolio Concentration (Unaudited)
---------------------------------------------------------------------------------------------
The Fund invests in bonds issued by the U.S. government, its agencies or instrumentalities, foreign governments and companies. The performance of the Fund is closely tied to the economic conditions within the countries in which it invests. The concentration of investments by currency denomination for individual securities held by the Fund is shown in the schedule of investments. In addition, concentration of investments can be aggregated by various investment categories. The table below shows the percentages of the Fund's investments at April 30, 1998 assigned to the various investment categories.

                                                                       MARKET VALUE
                                                                      AS A PERCENTAGE
                                                                         OF FUND'S
INVESTMENT CATEGORIES                                                    NET ASSETS
---------------------                                                ----------------
Government - Foreign                                                       18.80%
Government - U.S.                                                          67.61
Government - U.S. Agencies                                                  6.31
Oil & Gas                                                                   1.20
Telecommunications                                                          2.17
Options                                                                     0.13
Short-Term Investments                                                     24.16
                                                                          ------
TOTAL INVESTMENTS                                                         120.38%
                                                                          ======

See notes to financial statements.




NOTES TO FINANCIAL STATEMENTS

John Hancock Funds - World Bond Fund

(UNAUDITED)
NOTE A --
ACCOUNTING POLICIES

John Hancock Investment Trust III (the "Trust") (formerly Freedom Investment Trust II) is an open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of six series: John Hancock World Bond Fund (the "Fund"), John Hancock Global Fund, John Hancock International Fund, John Hancock Short-Term Strategic Income Fund, John Hancock Growth Fund and John Hancock Special Opportunities Fund. The other five series of the Trust are reported in separate financial statements. The investment objective of the Fund is to achieve a high total investment return, a combination of current income and capital appreciation, by investing in a global portfolio of government and corporate debt securities.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below. The Fund may invest in indexed securities whose value is linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, net currency exchange gains and losses from sales of foreign debt securities must be treated as ordinary income even though such items are gains and losses for accounting purposes. The Fund has $1,621,817 of capital loss carryforward available, to the extent provided by regulations, to offset future net realized gains. To the extent such carryforward is used by the Fund, no capital gains distribution will be made. The carryforward expires as follows: October 31, 2002 - $938,808 and October 31, 2005 - $683,009. Expired capital loss carryforwards are reclassified to capital paid-in, in the year of expiration.

INTEREST AND DISTRIBUTIONS Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities purchased from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. These agreements enable the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks which permit borrowings up to $800 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to 0.50% over the Fed Funds Rate. In addition, a commitment fee, at rates ranging from 0.070% to 0.075% per annum based on the average daily unused portion of the line of credit, is allocated among the participating funds. The maximum loan balance for the Fund during the year for which loans were outstanding amounted to $1,200,000 with a rate of 6.1875%. At April 30, 1998, there was no loan outstanding.

SECURITIES LENDING The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lenders fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At April 30, 1998, the Fund loaned securities having a market value of $9,289,800 collateralized by cash and securities in the amount of $9,476,880. Cash collateral was invested in a short-term instrument.

FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transaction.

At April 30, 1998, there were no open forward foreign currency exchange contracts.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts for speculative purposes and/or to hedge against the effects of fluctuations in interest rates, currency exchange rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price on the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," will be recorded by the Fund as unrealized gains or losses.

When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

At April 30, 1998, there were no open positions in financial futures contracts.

OPTIONS Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Purchased put or call over-the-counter options will be valued at the average of the "bid" prices obtained from two independent brokers. Written put or call over-the-counter options will be valued at the average of the "asked" prices obtained from two independent brokers. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked to market to reflect the current market value of the written option.

The Fund may use option contracts to manage its exposure to the stock market. Writing puts and buying calls will tend to increase the Fund's exposure to the underlying instrument, and buying puts and writing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

Risks may also arise if counterparties do not perform under the contract's terms ("credit risk"), or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's period-end Statement of Assets and Liabilities.

There were no written option transactions for the period ended April
30, 1998.

NOTE B --
MANAGEMENT FEE AND TRANSACTIONS WITH
AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.75% of the first $250,000,000 of the Fund's average daily net asset value and
(b) 0.70% of the Fund's average daily net asset value in excess of $250,000,000.

John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser, acted as distributors for shares of the Fund. For the period ended April 30, 1998, net sales charges received with regard to sales of Class A shares amounted to $270. Out of this amount, $22 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $169 was paid as sales commissions to unrelated broker-dealers and $79 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Distributors.

Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended April 30, 1998, contingent deferred sales charges paid to JH Funds amounted to $31,670.

In addition, to reimburse the distributors for the services they provide as distributors of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to the distributors for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse the distributors for their distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of The Berkeley Financial Group, Inc. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for the period ended was at an annual rate of less than 0.02% of the average net assets of the Fund.

Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are trustees and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund will make investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At April 30, 1998, the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $611.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended April 30, 1998, aggregated
$14,799,930 and $19,845,394, respectively. Purchases and proceeds from sales of obligations of the U.S. government and its agencies aggregated $11,004,297 and $10,839,441 respectively, during the period ended April 30, 1998.

The cost of investments owned at April 30, 1998 (including short-term investments) for federal income tax purposes was $51,787,355. Gross unrealized appreciation and depreciation of investments aggregated $951,836 and $22,849, respectively, resulting in net unrealized appreciation of $928,987.



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101 Huntington Avenue, Boston, MA 02199-7603
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This report is for the information of shareholders of the John Hancock
World Bond Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

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                                                          090SA 4/98
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